Taxes on Income (Details) - Schedule of deferred tax liabilities and assets - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of Deferred Tax Liabilities and Assets [Abstract]
Net operating loss carry-forward	[1]	$ 6,814	$ 7,240
Net capital loss carry-forward	[1]	6,848	6,848
Allowances and provisions		176	142
Intangible assets, net		(89)	(51)
Deferred tax assets, gross		13,749	14,179
Valuation allowance	[2]	(13,749)	(14,179)
Net deferred tax Liability

[1]	See Note 15b.
[2]	In the years 2022 and 2021, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2022 was mainly due to Utilization of net operating loss carry forward in the amount of $6,814 which deferred tax asset were not recognized.